Thrivent Mutual Funds

Supplement to Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2009

The first paragraph of the “Redeeming Shares” section on page 101 of the Class A Shares prospectus and page 84 of the Institutional Class Shares prospectus is deleted in its entirety and replaced with the following:

When a Fund receives your request for redemption in good order, the Fund will redeem all available shares at the next calculation of the Fund’s NAV. A Fund may redeem its shares in-kind (i.e., with portfolio securities of the Fund), subject to applicable regulatory requirements, to a shareholder seeking an in-kind redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the SEC. If you purchase shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and you elect to redeem those shares soon after their purchase, the Funds may delay paying the redemption proceeds until your payment has cleared, which could take up to 10 days or more from the date of purchase. In addition, you may have to submit additional paperwork to redeem shares for which payment has not yet cleared. Purchasing shares by bank wire would streamline the redemption process in such instances.

The date of this Supplement is May 28, 2009

Please include this Supplement with your Prospectus

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